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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: May 22, 1997



                         Commission File Number: 0-18976


                          CELTRIX PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)



              DELAWARE                                  94-3121462
    (State or other jurisdiction           (I.R.S. Employer Identification No.)
  of incorporation or organization)



              3055 Patrick Henry Drive, Santa Clara, CA 95054-1815 (Address of principal executive offices and zip code)


                  Registrant's Telephone Number: (408) 988-2500



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ITEM 5.       OTHER EVENTS

        On May 22, 1997, Celtrix Pharmaceuticals, Inc., a Delaware corporation (the "Company") announced it has received two new patents from the U.S. Patent and Trademark Office. Further details regarding this announcement are contained in the Company's news release dated May 22, 1997, attached as exhibit hereto and incorporated by reference herein.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(A)    EXHIBITS

Exhibit 21   Celtrix Pharmaceuticals, Inc. News Release dated May 22, 1997.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





















                                      CELTRIX PHARMACEUTICALS, INC. (Registrant)


Date:  June 4, 1997                   By: /s/ MARY ANNE RIBI
                                      ----------------------------------------
                                      Mary Anne Ribi
                                      Vice President, Finance & Administration
                                      and Chief Financial Officer (Duly
                                      authorized principal financial and
                                      accounting officer)



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                          CELTRIX PHARMACEUTICALS, INC.
                                INDEX TO EXHIBITS


      Exhibit Number

      Exhibit 21 Celtrix Pharmaceuticals, Inc. Press Release dated May 22, 1997.